UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

Ritter Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

August 11, 2017

Dear Stockholder,

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Ritter Pharmaceuticals, Inc. (“Ritter” or the “Company”) on Thursday, August 24, 2017, at 9:00 A.M. Pacific Time (PT) at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, CA 90067-6078 for the following purposes:

1.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 25,000,000 shares to 225,000,000 shares and authorized shares of preferred stock from 5,000,000 shares to 15,000,000 shares (the “Authorized Share Increase Proposal”).

2.	Contingent upon the approval of the Authorized Share Increase Proposal, to approve the amendment of our 2015 Equity Incentive Plan, to (i) increase the number of shares that we may issue pursuant to awards under the 2015 Equity Incentive Plan by 25,858,711 shares to an aggregate of (i) 27,500,000 shares plus (ii) any shares which were available for grant under the 2008 Stock Plan and the 2009 Stock Plan (collectively, the “Prior Plans”) on the effective date of the 2015 Equity Incentive Plan or were subject to awards under Prior Plans which, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans and (b) increase the number of shares that may be issued under the 2015 Equity Incentive Plan pursuant to incentive stock options intended to qualify under Section 422 of the Code by 25,858,711 shares to 27,500,000 shares; and (c) increase the maximum aggregate number of shares with respect to one or more stock awards that may be granted to any one person during a calendar year from 300,000 shares to 3,000,000 shares.

3.

To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Authorized Share Increase Proposal.

These items of business are more fully described in the proxy statement. In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The board of directors of Ritter has determined that the matters to be considered at the Special Meeting are in the best interests of Ritter and its stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote “FOR” each matter to be considered.

We hope you can join us at the Special Meeting. As a stockholder, your participation in the affairs of Ritter is important, regardless of the number of shares you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by following the instruction provided in the enclosed proxy card, or if you hold your shares through a bank, broker or other financial intermediary, by following the instructions provided by the financial intermediary. If you decide to attend the Special Meeting, you will be able to vote in person even if you have previously voted.

Our Notice of Special Meeting of Stockholders and proxy statement for the Special Meeting (including proxy card) are available at www.proxyvote.com. We hope you find them informative reading.

On behalf of the board of directors, we would like to express our appreciation for your continued interest in the affairs of Ritter Pharmaceuticals, Inc.

Sincerely yours,

Michael D. Step
Chief Executive Officer

Ira E. Ritter
Executive Chairman of the Board of Directors

1880 Century Park East, #1000, Los Angeles, CA 90067

TEL: (310) 203-1000

http:// www.ritterpharmaceuticals.com

RITTER PHARMACEUTICALS, INC.
1880 Century Park East, #1000

Los Angeles, CA 90067

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME	9:00 A.M. Pacific Time (PT) on Thursday, August 24, 2017

PLACE	Reed Smith LLP 1901 Avenue of the Stars, Suite 700 Los Angeles, CA 90067-6078

ITEMS OF BUSINESS	1.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 25,000,000 shares to 225,000,000 shares and authorized shares of preferred stock from 5,000,000 shares to 15,000,000 shares (the “Authorized Share Increase Proposal”).

	2.	Contingent upon the approval of the Authorized Share Increase Proposal, to approve the amendment of our 2015 Equity Incentive Plan, to (i) increase the number of shares that we may issue pursuant to awards under the 2015 Equity Incentive Plan by 25,858,711 shares to an aggregate of (i) 27,500,000 shares plus (ii) any shares which were available for grant under the 2008 Stock Plan and the 2009 Stock Plan (collectively, the “Prior Plans”) on the effective date of the 2015 Equity Incentive Plan or were subject to awards under Prior Plans which, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans and (b) increase the number of shares that may be issued under the 2015 Equity Incentive Plan pursuant to incentive stock options intended to qualify under Section 422 of the Code by 25,858,711 shares to 27,500,000 shares; and (c) increase the maximum aggregate number of shares with respect to one or more stock awards that may be granted to any one person during a calendar year from 300,000 shares to 3,000,000 shares.

3.

To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Authorized Share Increase Proposal.

RECORD DATE	You are entitled to vote at the Special Meeting and any adjournment thereof if you were a stockholder at the close of business on August 4, 2017.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a proxy card, and notifying you of the availability of our proxy materials on the Internet. The proxy materials are available at www.proxyvote.com.

By Order of the Board of Directors

Andrew J. Ritter
Corporate Secretary

August 11, 2017

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be Held on Thursday, August 24, 2017

This Notice of Special Meeting of Stockholders and the Proxy Statement (including the proxy card) are available at:

www.proxyvote.com

This website does not use “cookies,” to track the identity of anyone accessing the website to view the proxy materials, or gather any personal information.

RITTER PHARMACEUTICALS, INC.
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

i

RITTER PHARMACEUTICALS, INC.

1880 Century Park East, #1000

Los Angeles, CA 90067

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING OF STOCKHOLDERS

Q:	When and where is the Special Meeting of Stockholders?

A:	The Special Meeting of Stockholders (the “Special Meeting”) will be held on Thursday, August 24, 2017, at 9:00 A.M. Pacific Time (PT) at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, CA 90067-6078.

Directions to the Special Meeting may be found at https://www.reedsmith.com/Los-Angeles-United-States-of-America/?section=directions.

Q:	Why is the Company providing these proxy materials?

A:	The board of directors of Ritter Pharmaceuticals, Inc. (“Ritter,” the “Company,” “we,” “our,” or “us,” as the context requires) is soliciting proxies on behalf of the Company to be voted at the Special Meeting. When we ask for your proxy, we must provide you with a proxy statement and other proxy materials that contain certain information specified by law and other information.

Q:	What proxy materials are being made available to stockholders?

A:	The proxy materials consist of: (1) the Notice of Special Meeting of Stockholders; (2) this proxy statement; and (3) a proxy card or voting instruction card;

Q:	When were the proxy materials first sent to stockholders?

A:	The proxy materials were first mailed to stockholders on or about August 11, 2017.

Q:	How can I access the proxy materials over the Internet?

A:	An electronic copy of the proxy materials are available at www.proxyvote.com.

Q:	What proposals will be voted on at the Special Meeting?

A:	There are three matters on which a vote is scheduled at the Special Meeting:

●	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 25,000,000 shares to 225,000,000 shares and authorized shares of preferred stock from 5,000,000 shares to 15,000,000 shares (the “Authorized Share Increase Proposal”);

●

Contingent upon the approval of the Authorized Share Increase Proposal, to approve the amendment of our 2015 Equity Incentive Plan, to (i) increase the number of shares that we may issue pursuant to awards under the 2015 Equity Incentive Plan by 25,858,711 shares to an aggregate of (i) 27,500,000 shares plus (ii) any shares which were available for grant under the 2008 Stock Plan and the 2009 Stock Plan (collectively, the “Prior Plans”) on the effective date of the 2015 Equity Incentive Plan or were subject to awards under Prior Plans which, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans and (b) increase the number of shares that may be issued under the 2015 Equity Incentive Plan pursuant to incentive stock options intended to qualify under Section 422 of the Code by 25,858,711 shares to 27,500,000 shares; and (c) increase the maximum aggregate number of shares with respect to one or more stock awards that may be granted to any one person during a calendar year from 300,000 shares to 3,000,000 shares (the “Plan Increase Proposal”); and

●	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Authorized Share Increase Proposal (the “Adjournment Proposal”)

We will also consider and vote upon any other business properly brought before the Special Meeting.

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Q:	What are the board of directors’ voting recommendations?

A:	The board of directors recommends that you vote your shares:

●	FOR the Authorized Share Increase Proposal;

●	FOR the Plan Increase Proposal; and

●	FOR the Adjournment Proposal.

For a more detailed discussion of why you should vote “FOR” Proposal 1, Proposal 2 and Proposal 3, see “Proposal 1 – Amendment to the Amended and Restated Certificate of Incorporation,” “Proposal 2 - Amendment to the 2015 Equity Incentive Plan,” and “Proposal 3 – Grant of Discretionary Authority to Adjourn the Special Meeting if Necessary.”

Q:	What shares may I vote?

A:	You may vote all shares of common stock of the Company that you owned as of the close of business on August 4, 2017 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the Record Date.

Each share of common stock is entitled to one vote. On the Record Date, there were approximately 14,756,521 shares of our common stock issued and outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record

If your shares are registered directly in your name with Ritter’s transfer agent, Corporate Stock Transfer, Inc. (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to Ritter or to vote your shares in person at the Special Meeting.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting.

Q:	May I attend the Special Meeting in person?

A:	You are invited to attend the Special Meeting in person and we encourage all stockholders of Ritter to attend the Special Meeting in person.

All stockholders attending the Special Meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the Special Meeting. All bags or packages permitted in the meeting room will be subject to inspection. No cameras, computers, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags or packages will be permitted in the Special Meeting. The use of mobile phones, tablets, laptops and similar electronic devices during the Special Meeting is prohibited, and such devices must be turned off and put away before entering the meeting room. By attending the Special Meeting, stockholders agree to abide by the agenda and procedures for the Special Meeting, copies of which will be distributed to attendees at the meeting.

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Q:	How can I vote my shares in person at the Special Meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person by written ballot at the Special Meeting.

If you are the beneficial owner of shares held in street name, you may vote your shares in person at the Special Meeting only if you have obtained a signed proxy from your bank, broker or other financial intermediary (i.e., the stockholder of record) giving you the right to vote the shares.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy in advance of the meeting so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Special Meeting?

A:	If you hold your shares directly, you may vote by granting a proxy by one of the following methods:

On the Internet—You may vote online by following the instructions provided in the enclosed proxy card. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 P.M. Eastern Time (ET) on August 23, 2017.

By Telephone—You may vote by telephone by following the instructions provided in the enclosed proxy card. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Time (ET) on August 23, 2017.

By Mail—You may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope by August 21, 2017. Sign your name exactly as it appears on the proxy card or voting instruction card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

Q:	May I change or revoke my vote?

A:	Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Special Meeting.

If you hold your shares directly, you must (a) file with Ritter’s Transfer Agent a written notice of revocation or (b) timely deliver a valid, later-dated proxy by telephone, on the Internet, or by mail, or vote your shares in person at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to Ritter’s Transfer Agent before the Special Meeting or you vote by written ballot at the Special Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Special Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or other financial intermediary. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until 11:59 p.m. Eastern Time (ET) on August 23, 2017.

Q:	How are votes counted?

A:	You may vote “FOR”, “AGAINST” or “ABSTAIN” for each of the proposals.

For abstentions, see “What happens if I abstain from voting?” below.

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If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the persons named as proxies by our board of directors, Michael D. Step and Ellen Mochizuki (the “Named Proxies”), will vote your shares in accordance with the recommendations of the board of directors.

Your broker does not have discretionary authority to vote your shares on the Authorized Share Increase Proposal, the Plan Increase Proposal or the Adjournment Proposal. See “What is a broker non-vote?” below for more information.

Q:	What is the quorum requirement for the Special Meeting?

A:	The quorum requirement for holding the Special Meeting and transacting business is a majority of the outstanding shares of common stock. The shares may be present in person or represented by proxy at the Special Meeting. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum. “Broker non-votes” (described below) will not be counted for this purpose.

Q:	What is the voting requirement to approve each of the proposals?

A:	Pursuant to the Delaware General Corporation Law, Authorized Share Increase Proposal (Proposal 1) must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal.

The affirmative vote of a majority of the votes cast on the Plan Increase Proposal (Proposal 2) by the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the Plan Increase Proposal.

The affirmative vote of a majority of the votes cast on the Adjournment Proposal (Proposal 3) by the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the Adjournment Proposal.

In each case, a quorum must be present at the Special Meeting for a valid vote.

Q:	What happens if I abstain from voting?

A:	If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Special Meeting for the purpose of determining a quorum.

With respect to the Authorized Share Increase Proposal (Proposal 1), because approval of the proposal requires the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal, abstentions will have the same practical effect as a vote against this proposal.

With respect to the Plan Increase Proposal (Proposal 2), abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of this proposal.

With respect to the Adjournment Proposal (Proposal 3), abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of this proposal.

Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” but brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the Authorized Share Increase Proposal (Proposal 1), the Plan Increase Proposal (Proposal 2) or the Adjournment Proposal (Proposal 3).

If you do not give your broker specific instructions, your shares will not be voted on the proposals. Your failure to give your broker specific instructions will have the same effect as a vote against the Authorized Share Increase Proposal (Proposal 1), but will have no effect on the Plan Increase Proposal (Proposal 2) or the Adjournment Proposal (Proposal 3). You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Special Meeting.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please sign and return each proxy card or voting instruction card you receive. If you vote by telephone or on the Internet, you will need to vote once for each proxy card or voting instruction card you receive.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K following the Special Meeting.

Additional Q&A information regarding the Special Meeting and stockholder proposals may be found on page 26.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 4, 2017 by:

●	our named executive officers;

●	each of our directors;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of August 4, 2017, pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The percentage of beneficial ownership of our common stock is calculated based on an aggregate of 14,756,521 shares outstanding as of August 4, 2017.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Ritter Pharmaceuticals, Inc., 1880 Century Park East, #1000, Los Angeles, California 90067.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Five Percent Stockholders
Javelin Entities(1)	2,776,534	18.3%
Stonehenge Partners LLC(2)(3)(4)	817,271	5.5%
Knoll Capital Management, LP(5)	952,434	6.5%
Alyeska Investment Group, L.P. (6)	652,285	4.4%

Executive Officers, Directors and Director Nominees
Michael D. Step(7)	993,460	6.3%
Andrew J. Ritter(3)(8)	1,242,810	8.2%
Ira E. Ritter(4)(9)	1,242,810	8.2%
Noah J. Doyle(1) (10)	2,799,261	18.5%
Matthew W. Foehr (11)	44,000	*
Paul V. Maier (12)	8,375	*
Gerald T. Proehl (13)	58,375	*
Dr. William M. Merino	2,481	*
All current executive officers and directors as a group (9 persons)(14)	5,155,429	30.4%

* Represents beneficial ownership of less than 1% of the shares of common stock.

(1)	Based upon information contained in a Schedule 13D filed with the SEC on July 10, 2015 by Javelin Venture Partners, L.P. (“Javelin”), Javelin Venture Partners I SPV I, LLC (“Javelin SPV”), Javelin Venture Partners GP, L.P. (“Javelin GP, LP”) and Javelin Venture Partners GP, LLC (“Javelin GP-LLC” and, together with Javelin, Javelin SPV, and Javelin GP, LP, the “Javelin Entities”). Javelin holds 2,047,804 shares directly and has the right to acquire 83,224 shares upon exercise of a warrant. Javelin SPV holds 322,753 shares directly and has the right to acquire 322,753 shares upon exercise of a warrant. The address of the Javelin Entities is One Rincon Center, 101 Spear Street, Suite 255, San Francisco, California 94105. As a Manager of Javelin GP-GP, Noah Doyle may be deemed the beneficial owner of these shares. Mr. Doyle expressly disclaims beneficial ownership over these shares except to the extent of his pecuniary interest therein.

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(2)	The address of Stonehenge Partners LLC is 21800 Oxnard Street, Suite 250, Woodland Hills, California 91367.

(3)	As a managing partner of Stonehenge Partners LLC, Andrew Ritter may be deemed the beneficial owner of these shares. Andrew Ritter expressly disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(4)	As a managing partner of Stonehenge Partners LLC, Ira Ritter may be deemed the beneficial owner of these shares. Ira Ritter expressly disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(5)	Based solely upon information contained in a Schedule 13G/A filed with the SEC on February 14, 2017, 2016 by Knoll Capital Management, LP, Fred Knoll and Gakasa Holdings, LLC. According to such filing, each of the reporting persons has shared voting and dispositive power with respect to these shares. The address for the reporting persons is 5 East 44th Street, Suite 12, New York, NY 10017.

(6)	Based solely upon information contained in a Schedule 13G filed with the SEC on February 14, 2017 by Alyeska Investment Group, L.P., Alyeska Fund GP, LLC, Alyeska Fund 2 GP, LLC and Anand Parekh. According to such filing, each of the reporting persons has shared voting and dispositive power with respect to these shares. The address of the reporting persons is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

(7)

Includes 943,460 shares underlying stock option awards that are currently exercisable or exercisable within 60 days of August 4, 2017. The number of shares issuable upon exercise of options includes 184,107 shares subject to options that are currently exercisable, but are not subject to vesting within 60 days of August 4, 2017 and accordingly, if exercised, are subject to a repurchase right until vested.

(8)	Includes 419,289 shares underlying stock option awards that are currently exercisable or exercisable within 60 days of August 4, 2017 and the shares beneficially owned by Stonehenge Partners LLC reflected in footnote (3) above.

(9)	Includes 419,289 shares underlying stock option awards that are currently exercisable or exercisable within 60 days of August 4, 2017 and the shares beneficially owned by Stonehenge Partners LLC reflected in footnote (4) above.

(10)	Includes 22,727 shares owned directly by Mr. Doyle and the shares beneficially owned by the Javelin Entities reflected in footnote (1) above.

(11)	Includes 9,000 shares underlying a stock option award that are currently exercisable or exercisable within 60 days of August 4, 2017.

(12)	Includes 8,375 shares underlying a stock option award that are currently exercisable or exercisable within 60 days of August 4, 2017.

(13)	Includes 8,375 shares underlying a stock option award that are currently exercisable or exercisable within 60 days of August 4, 2017.

(14)	Includes 2,221,515 shares underlying stock options and warrants that are currently exercisable or exercisable within 60 days of August 4, 2017.

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PROPOSAL 1

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION

On July 24, 2017, our board of directors unanimously approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by 200,000,000 shares, bringing the total number of authorized shares of common stock to 225,000,000 shares, and to increase the number of shares of preferred stock authorized for issuance by 10,000,000 shares, bringing the total number of authorized shares of preferred stock to 15,000,000 shares. The text of the proposed amendment to the Amended and Restated Certificate of Incorporation is attached hereto as Appendix A.

The proposal to increase the number of shares of common stock and preferred stock authorized for issuance, if approved at the Special Meeting, will become effective and the number of shares of authorized common stock will be increased to 225,000,000 shares and the number of shares of authorized preferred stock will be increased to 15,000,000 shares upon the filing of the Certificate of Amendment with the Secretary of State of Delaware.

Reasons for the Increase

Our authorized capital stock currently consists of 25,000,000 shares of common stock, of which 14,756,521 shares are issued and outstanding as of the date of this proxy statement, and 3,138,247 shares are reserved for issuance upon the exercise of outstanding options and warrants, and 5,000,000 shares of preferred stock, of which zero shares are issued and outstanding as of the date of this proxy statement.

We believe the proposed increase in authorized shares is critical to implementing our business plans. We will need to raise additional capital to fund operations and complete our ongoing and planned clinical trials for our lead product candidate, RP-G28, beyond 2017. The proposed increase will provide a sufficient number of shares for us to raise capital to fund current operations and planned clinical trials, and will provide an additional reserve of shares of common stock and preferred stock that may be used in the future for other corporate purposes, including future equity offerings, strategic acquisition opportunities, the continued issuance of equity awards under our 2015 Equity Incentive Plan to recruit, retain and motivate key employees without spending a large amount of cash, and for other proper corporate purposes.

The increased authorized capital stock will provide our board of directors with the flexibility to approve the issuance of additional shares of capital stock, and securities that are convertible or exercisable into shares of such capital stock, without further vote of the stockholders, except as required under applicable law. The number of shares to be issued in any particular transaction and the price and other terms on which such shares will be issued will be determined solely by our board of directors.

The proposed amendment to our Amended and Restated Certificate of Incorporation is not being recommended in response to any specific effort of which our board of directors is aware to obtain control of the Company, and our board of directors does not intend or view the proposed increase in authorized capital stock as an anti-takeover measure. However, the ability of our board of directors to authorize the issuance of additional capital stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover. Further, the increased authorized capital stock may have the effect of permitting the Company’s current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business.

On July 3, 2017, we filed a registration statement on Form S-1 with the SEC (Commission File No. 333-219147), which registration statement has been subsequently amended, for a proposed offering of approximately 11,700,000 Class A Units, with each Class A Unit consisting of one share of our common stock and one warrant to purchase 0.5 of a share of our common stock, at an exercise price equal to 110% of the public offering price of the Class A Units per whole share of common stock, and, to those purchasers, if any, whose purchase of Class A Units in the offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% of our outstanding common stock immediately following the consummation of the offering, up to 2,395 Class B Units, with each Class B Unit consisting of one share of our to be designated Series A Convertible Preferred Stock (the “Series A Preferred”), with a stated value of $1,000 and convertible into shares of our common stock at the public offering price of the Class A Units, together with the equivalent number of warrants as would have been issued to such purchaser if they had purchased Class A Units based on the public offering price.

We do not, however, currently have a sufficient number of authorized but unissued shares of common stock to cover the shares of common stock we proposed to offer and sell in the offering or to cover the shares issuable upon exercise of the warrants and conversion of the Series A Preferred we proposed to offer and sell in the offering. As a result, in order to conduct the proposed offering, or a similar sized or larger offering, we need to amend our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance.

We anticipate that we would use the net proceeds from the proposed offering for our operations and for other general corporate purposes, including, but not limited to, our internal research and development programs and the development of new programs, and general working capital. Any offering we make would be subject to market and other conditions and there can be no assurance as to whether or when such an offering might be completed, or as to the actual size or terms of the offering.

Aside from the proposed offering described above, we have no other specific plans or agreements to issue any newly authorized securities.

The sale of additional shares of common stock and/or securities convertible into shares of common stock will have a dilutive effect on the voting interests of our existing stockholders, who will own a smaller percentage of our outstanding capital stock following any such offering (assuming they do not purchase securities in such offering). The offering as proposed would result in our existing stockholders’ interest in the Company being reduced by approximately 49% (assuming existing stockholders do not acquire additional securities in the offering). If all 200,000,000 newly authorized shares of common stock are issued, our existing stockholders’ interest in the Company would be reduced by approximately 93% (assuming existing stockholders do not acquire additional securities).

The sale of additional shares of common stock and/or securities convertible into shares of common stock could also have a dilutive effect on our book value per share and earnings per share, depending on the price at which such securities are sold. As of June 30, 2017, our net tangible book value was approximately $3.0 million, or $0.20 per share of our common stock. For the six months ended June 30, 2017, our net loss per share was $0.28. Based on an assumed offering price of $0.60 per share, the closing price of our common stock on August 4, 2017, the offering as proposed would have resulted in an increase of $0.18 to book value per share as of June 30, 2017 and no change to our net loss per share for the six months ended June 30, 2017. If we were to issue all 200,000,000 newly authorized shares of common stock at an assumed offering price of $0.60 per share, such issuance would have resulted in an increase of $0.33 to book value per share as of June 30, 2017 and no change to our net loss per share for the six months ended June 30, 2017.

While our board of directors recognizes that the issuance of the additional shares that may be authorized under the proposed amendment to our Amended and Restated Certificate of Incorporation will have a dilutive effect on the voting interests of our existing stockholders and could have a dilutive impact on our book value per share and earnings per share, our board of directors has determined that the amendment is critical to supporting our operations and planned clinical trials for RP-G28. If we are unable to obtain funding on a timely basis, we may be required to significantly curtail our research and development program. We also could be required to seek funds through arrangements with collaborative partners or otherwise that may require us to relinquish rights to RP-G28 or otherwise agree to terms unfavorable to us.

Under our Amended and Restated Certificate of Incorporation, our stockholders do not have preemptive rights with respect to our capital stock. Thus, should our board of directors elect to issue additional shares, existing stockholders would not have any preferential rights to purchase any shares.

Our directors and executive officers have no substantial interests, directly or indirectly, in Proposal 1, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock and to the extent that any of them may participate in any future equity offerings of the Company.

Reservation of Right to Abandon the Proposed Amendment to our Amended and Restated Certificate of Incorporation

Our board of directors reserves the right not to file the proposed amendment to our Amended and Restated Certificate of Incorporation without further action by our stockholders at any time before the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, even if the authority to effect the amendment to our Amended and Restated Certificate of Incorporation is approved by our stockholders at the Special Meeting. By voting in favor of the amendment to our Amended and Restated Certificate of Incorporation, you are expressly also authorizing our board of directors to delay, not proceed with, and abandon, the proposed amendment if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Approval Required

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal.

The Board recommends that the stockholders vote “FOR” the proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 225,000,000 and the authorized shares of preferred stock to 15,000,000.

This proxy statement does not constitute an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities, in the proposed offering described in this Proposal 1 or otherwise.

Offers and sales of our common stock and other securities issuable in the proposed offering will only be made by means of a prospectus meeting the requirements of the Securities Act of 1993, as amended (the “Securities Act”) and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus.

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PROPOSAL 2

AMENDMENT TO THE 2015 EQUITY INCENTIVE PLAN

Overview

On June 17, 2015, we adopted the 2015 Equity Incentive Plan, which was subsequently amended on June 3, 2016 and June 2, 2017 (as amended, the “2015 Plan”). The number of shares of common stock that we may issue pursuant to awards under the 2015 Plan is (i) 1,641,289 shares plus (ii) any shares which were available for grant under the 2008 Stock Plan and the 2009 Stock Plan (the “Prior Plans”) on the effective date of the 2015 Plan or were subject to awards under the Prior Plans, which after the effective date of the 2015 Plan are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plans. No more than 1,641,289 shares of common stock may be issued pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code (the “Code”).

Our board of directors has approved an amendment to the 2015 Plan, subject to stockholder approval of this Proposal 2 and the Authorized Share Proposal (Proposal 1) that would (a) increase the number of shares that we may issue pursuant to awards under the 2015 Plan by 25,858,711 shares to an aggregate of (i) 27,500,000 shares plus (ii) any shares which are available for grant under the Prior Plans on the effective date of the 2015 Plan or were or are subject to awards under the Prior Plans which, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans; (b) increase the number of shares that may be issued under the 2015 Plan pursuant to incentive stock options intended to qualify under Section 422 of the Code by 25,858,711 shares to an aggregate of 27,500,000 shares; and (c) increase the maximum aggregate number of shares with respect to one or more stock awards that may be granted to any one person during a calendar year from 300,000 shares to 3,000,000 shares. A copy of the proposed amendment to the 2015 Plan is attached to this proxy statement as Appendix B.

Purposes of the 2015 Plan and the Amendments. The purposes of the 2015 Plan are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s objectives and that link the interests of award recipients (“Grantees”) to those of our stockholders; to give Grantees an incentive for excellence in individual performance; to promote teamwork among award Grantees; and to give the Company flexibility in attracting and retaining key employees, directors and consultants. Our board of directors believes that the 2015 Plan is of substantial value in stimulating key employees, directors and consultants by aligning a portion of their compensation with the interests of our stockholders. The pharmaceuticals industry in which we operate is highly competitive for talent. Equity compensation is a critical component of our compensation program. If stockholders do not approve the amendment to our 2015 Plan, we believe the Company will be at a serious competitive disadvantage within our industry. Our board of directors believes that the increase in authorized shares under the 2015 Plan is essential to our success and to motivate our employees (including our executives) to strive to enhance our growth and profitability.

As of August 4, 2017, there were only 843,360 shares available for grant under the 2015 Plan (without taking into account shares subject to awards under the Prior Plans). Accordingly, on July 24, 2017, our board of directors adopted an amendment to the 2015 Plan, subject to stockholder approval of this Proposal 2 and the Authorized Share Proposal (Proposal 1), to increase the number of shares that we may issue pursuant to awards under the 2015 Plan by 25,858,711 shares to an aggregate of (i) 27,500,000 shares plus (ii) any shares which are available for grant under the Prior Plans on the effective date of the 2015 Plan or were or are subject to awards under the Prior Plans which, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans. In order to keep the 2015 Plan terms consistent with its existing terms, our board also adopted an amendment, subject to stockholder approval, to increase the number of shares of Common Stock may be issued pursuant to incentive stock options intended to qualify under Section 422 of the Code by, 25,858,711 shares to an aggregate of 27,500,000 shares and the maximum number of shares of common stock subject to awards of any combination that may be granted under the 2015 Plan during any calendar year to any one individual from 300,000 shares to 3,000,000 shares.

Description of 2015 Plan. A description of the material features of the 2015 Plan is set forth below under “Executive and Director Compensation — Narrative to Summary Compensation Table — 2015 Equity Incentive Plan” and “Payments Due Upon Termination of Employment or a Change in Control — 2015 Equity Incentive Plan.” The persons eligible to participate in the 2015 Plan are employees, officers and directors of the Company and any subsidiary of the Company and consultants, advisers and independent service providers to the Company and any subsidiary of the Company who qualify as a “consultant” under the applicable rules of the SEC for registration of shares on a Form S-8 registration statement. As of the date of this proxy statement, approximately 22 persons are eligible to participate in the 2015 Plan (excluding consultants).

Amendment of 2015 Plan. Subject to applicable laws and exchange limitations, our board of directors or the plan administrator of the 2015 Plan may terminate, amend or modify the 2015 Plan, or any portion thereof, at any time. Stockholder approval will be required to (i) increase the limits imposed on the maximum number of shares which may be issued under the 2015 Plan or as incentive stock options (other than an appropriate adjustment due to stock dividend, stock split, combination or exchange of shares, merger, consolidation or similar circumstance), (ii) reduce the price per share of any outstanding option or stock appreciation right or cancel any such award in exchange for cash when the exercise price per share exceeds the fair market value of the underlying shares, or (iii) materially change the class of persons who are eligible to participate in the 2015 Plan; provided, however, that no amendment, suspension or termination of the 2015 Plan may, without the consent of the Grantee, materially impair any rights or obligations under any award granted or awarded thereunder, unless the award itself otherwise expressly so provides.

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Federal Income Tax Summary. The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of awards that may be granted under the 2015 Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2015 Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that awards under the 2015 Plan are made.

A Grantee will not recognize income upon the grant of an option or at any time prior to the exercise of the option. At the time the participant exercises a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and we will then be entitled to a corresponding deduction.

A Grantee who exercises an incentive stock option will not be taxed at the time he or she exercises his or her options or a portion thereof. Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option. The Grantee will be taxed on the excess of the amount for which he or she sells the stock over the price he or she had paid for the stock. If the Grantee does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her upon exercise, the gain will be capital gain and we will not get a corresponding deduction. If the Grantee sells the stock at a gain prior to that time, the difference between the amount the Grantee paid for the stock and the lesser of the fair market value on the date of the exercise or the amount for which the stock is sold, will be taxed as ordinary income and we will be entitled to a corresponding deduction. If the Grantee sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

A Grantee generally will not recognize income upon the grant of a stock appreciation right or a restricted stock unit. At the time a Grantee receives shares or cash payment under any such award, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received, less any amount paid for the stock, and we will then be entitled to a corresponding deduction. Upon a subsequent sale of the shares received under the stock appreciation right or restricted stock unit, if any, the difference between the amount realized on the sale and the Grantee’s tax basis (the amount previously included in income) is generally taxable as a capital gain or loss, which will be short-term or long-term depending on the Grantee’s holding time of such shares.

The taxation of restricted stock is dependent on the actions taken by the Grantee. Generally, absent an election to be taxed currently under Section 83(b) of the Code, or an 83(b) election, there will be no federal income tax consequences to the Grantee upon the grant of a restricted stock award. At the lapse of the restrictions or satisfaction of the conditions on the restricted stock, the Grantee will recognize ordinary income equal to the fair market value of our common stock at that time. If the Grantee makes an 83(b) election within 30 days of the date of grant, he or she will recognize ordinary income equal to the fair market value of the common stock at the time of grant, determined without regard to the applicable restrictions. If an 83(b) election is made, no additional income will be recognized by the Grantee upon the lapse of the restrictions or satisfaction of the conditions on the restricted stock award. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Grantee, at the same time as the ordinary income is recognized by the Grantee. Upon a subsequent sale of the formerly restricted stock, the difference between the amount realized on the sale and the Grantee’s tax basis (the amount previously included in income) is generally taxable as a capital gain or loss, which will be short-term or long-term depending on the Grantee’s holding time of such shares.

The tax consequences to Grantees who receive performance-based awards depend on the particular type of award issued. Our ability to take a deduction for such awards similarly depends on the terms of the awards, as well as limitations of Section 162(m) of the Code, if applicable. Section 162(m) of the Code allows publicly held corporations to deduct compensation in excess of  $1 million paid to our principal executive officer and/or any of our three other most highly-compensated executive officers for that applicable year (not counting, for this purpose, its principal financial officer) only if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. To maintain flexibility in compensating officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Our Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards to exceed the limitation under Section 162(m) if it determines that action is appropriate and in our best interests.

Vote Required

Approval of the Plan Increase Proposal requires the affirmative vote of the majority of the votes cast by the shares of capital stock of the Corporation present in person or represented by proxy at the Special Meeting and entitled to vote on this matter.

The Board recommends that you vote “FOR” the proposal to approve the Amendment to the 2015 Equity Incentive Plan.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table (2016 and 2015)

The following table sets forth the compensation paid or earned for the fiscal years ended December 31, 2016 and 2015 to our named executive officers for each of those years, who are comprised of (1) our principal executive officer for such year, and (2) our next two highest compensated executive officers other than the principal executive officer (whose compensation exceeded $100,000).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards(1) ($)	Nonequity Incentive Compensation ($)		All Other Compensation ($)		Total ($)
Michael D. Step	2016	376,269	—		126,280	—		—		502,549
Chief Executive Officer	2015	348,692	—		—	—		—		348,692

Andrew J. Ritter	2016	324,010	117,180	(2)	490,394	—		—		931,584
President	2015	259,260	124,000	(2)	—	225,000	(3)	109,952	(4)	718,212

Ira E. Ritter	2016	308,332	97,571	(2)	490,394	—		—		896,297
Executive Chairman and	2015	249,980	103,250	(2)	—	225,000	(3)	7,157	(4)	585,387
Chief Strategic Officer

(1)	Represents the aggregate grant date fair value of options awards granted during the years presented, determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the options awards granted, see Note 8 “Stock Based Compensation” to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Annual Report”).

(2)	Represents annual bonuses earned for 2016 and 2015 based upon the achievement of specific performance goals, pursuant to the terms of their respective offer letters. For 2016, the annual bonuses earned were equal to 90% of the target bonus opportunities for each of Andrew Ritter (target bonus equal to 40% of his base salary) and Ira Ritter (target bonus equal to 35% of his base salary). For 2015, the annual bonus earned were equal to 100% of the target bonus opportunities for each of Andrew Ritter (target bonus equal to 40% of his base salary) and Ira Ritter (target bonus equal to 35% of his base salary).

(3)	For 2015, represents cash bonuses of $75,000 and $150,000 attributable to the Clinical Trial Funding Commitment Bonus Opportunities and the Fundraising Bonus Opportunities, respectively (as described below under “Compensation Arrangements with Andrew Ritter and Ira Ritter”), paid to each of Andrew Ritter and Ira Ritter.

(4)	For 2015, represents auto allowances of $4,952 and $7,157 paid on behalf of Andrew Ritter and Ira Ritter, respectively. Also represents $105,000 paid as tuition reimbursement pursuant to Andrew Ritter’s offer letter.

Narrative to Summary Compensation Table

Letter Agreement with Michael D. Step

On December 2, 2014, we entered into a letter agreement (the “Step Letter Agreement”), with Mr. Step, our Chief Executive Officer, setting forth the terms of his employment. The Step Letter Agreement provides that Mr. Step will be entitled to an annual base salary of $360,000. Pursuant to the Step Letter Agreement, Mr. Step was also entitled to receive three stock options.

The first two options entitle Mr. Step to purchase 646,537 and 73,377 shares of common stock of the Company, respectively, for an exercise price of $5.86 per share. Each of these options was immediately exercisable in full as of the date of the grant, with 44/48ths of the total number of shares covered by each option subject to a right of repurchase by the Company upon termination of Mr. Step’s employment with us for any reason. This right of repurchase will lapse over a period of 44 months, with 1/44th of the total number of shares subject to the right of repurchase lapsing on January 1, 2015 and on the first day of each month thereafter. In addition, the right of repurchase will lapse in its entirety upon a termination of the employment of Mr. Step by us without Cause or by Mr. Step with Good Reason and upon a Termination upon a Change in Control.

The third option became exercisable upon the closing of our initial public offering on June 29, 2015. Pursuant to the terms of the agreement, the option is exercisable for a total of 163,799 shares of our common stock, which, together with the shares subject to the first option, represent 7.5% of the shares of common stock deemed to be outstanding at June 29, 2015 on a fully-diluted basis, after giving effect to the number of shares subject to the third option. Seventy-five percent of the shares subject to the third option are subject to a right of repurchase by us upon termination of Mr. Step’s employment for any reason. This right of repurchase will lapse with respect to 1/36th of the total number of shares subject to the right of repurchase on the first day of each month following the date on which the third option first becomes exercisable. In addition, the right of repurchase will lapse in its entirety upon Mr. Step’s termination of employment under certain circumstances.

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For purposes of the Step Letter Agreement, the terms “Cause,” “Good Reason,” and “Termination upon a Change in Control” each have the meanings ascribed to such terms in the Executive Severance & Change in Control Agreement described below.

Compensation Arrangements with Andrew Ritter and Ira Ritter

On September 25, 2013, our board of directors approved the Executive Compensation Plan setting forth certain compensation to be paid to Andrew Ritter and Ira Ritter for their contributions to the Company. Effective June 29, 2015, in connection with our initial public offering, Andrew Ritter and Ira Ritter accepted offer letters from us setting for the terms of their employment as President and Chief Strategic Officer, respectively. The offer letter superseded the Executive Compensation Plan.

Executive Compensation Plan

Pursuant to the terms of the Executive Compensation Plan Andrew Ritter’s salary was $225,000 per year and Ira Ritter’s salary was $210,000 per year. Andrew Ritter was entitled to an annual car allowance of up to $8,400 and Ira Ritter was entitled to an annual car allowance of up to $12,000. Any car allowance claimed by Andrew or Ira Ritter would result in an automatic reduction in such person’s base salary then in effect.

Under the Executive Compensation Plan, each of Andrew and Ira Ritter had bonus opportunities to receive cash payments and options to purchase up to 48,951 shares of the Common Stock (each referred to in this section as an “Executive Option Grant”) as described below. On December 2, 2014, they also each received an option to purchase up to 432,434 shares of the common stock. See “Outstanding Equity Awards at 2015 Fiscal Year-End” for additional information regarding these options.

Pursuant to the terms of the Executive Compensation Plan, Andrew and Ira Ritter were entitled to the following cash and equity payments upon the satisfaction of the events described below:

●	FDA Meeting Bonus Opportunities. In April 2013, Andrew and Ira Ritter each received a one-time cash bonus of $10,000 for meeting with the FDA regarding RP-G28’s pathway to FDA approval. Upon satisfaction of this milestone, 2,360 shares under the Executive Option Grant vested and became exercisable as of September 25, 2013. An additional 1,136 shares were to vest ratably on a monthly basis beginning on September 30, 2013.

●	Clinical Trial Funding Commitment Bonus Opportunities. Pursuant to the terms of the Executive Compensation Plan, Andrew and Ira Ritter were each entitled to receive a one-time cash bonus of $75,000 upon the Company’s receipt of a commitment by a third party to fund a Phase 2 or later clinical trial whether or not any such committed funds were paid directly to the Company; provided, however, that no such bonus would be paid at any time the Company has less than $2,000,000 in available cash. In addition, the Executive Compensation Plan provided that upon the satisfaction of this milestone, 35% of 10,489 shares of each of their Executive Option Grants would vest, with the balance of such 10,489 shares vesting in 36 equal monthly installments beginning on the last day of the following month. The board of directors determined that this milestone was satisfied; accordingly, each executive received the cash bonus and 3,671 shares of the Executive Options vested and became exercisable as of June 29, 2015, with the balance of 6,818 shares vesting ratably on a monthly basis beginning July 31, 2015.

●	Fundraising Bonus Opportunities. Pursuant to the terms of the Executive Compensation Plan, Andrew and Ira Ritter were each entitled to receive (i) a one-time cash bonus of $50,000 upon the sale of additional equity capital for cash, in one or more closings after July 17, 2012, and/or the actual deployment of funds by a third party for a clinical trial in an aggregate amount in excess of $2,000,000 and (ii) a one-time cash bonus of $150,000 upon the sale of additional equity capital for cash, in one or more closings after July 17, 2012 and/or the actual deployment of funds by a third party for a clinical trial in an aggregate amount in excess of $10,000,000 (which such bonus would be reduced by any cash bonus paid under subsection (i)); provided, however, that no bonus under subsection (i) or (ii) would be paid at any time the Company has less than $2,000,000 in available cash. In addition, upon the satisfaction of the milestone described in subsection (i), 35% of 6,993 shares of each of their Executive Option Grants would vest, with the balance of the 6,993 shares vesting in 36 equal monthly installments beginning on the last day of the following month, and, upon satisfaction of the milestone described in subsection (ii), 35% of 13,986 shares of each of their Executive Option Grants would vest, with the balance of the 13,986 shares vesting in 36 monthly installments beginning on the last day of the following month. The board of directors determined that the milestone as described in subsection (ii) above was satisfied upon the closing of the Company’s initial public offering on June 29, 2015 raising approximately $17.4 million, net of offering costs; accordingly, each executive received a bonus of $150,000 and 4,895 shares of the Executive Options vested and became exercisable as of June 29, 2015, with the balance of 9,091 shares vesting ratably on a monthly basis beginning July 31, 2015.

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Further, pursuant to the terms of the Executive Compensation Plan, Andrew and Ira Ritter were each entitled to receive the following cash and equity bonus payments in connection with the closing of an exclusive license of RP-G28 and/or any future product candidate developed by the Company from time to time during the term of the Executive Compensation Plan by and/or any option to exclusively license such product candidate to a third party (referred to under the Executive Compensation Plan as a “License Event”) with a minimum upfront payment to the Company of $2,000,000:

●	A graduated cash bonus equal to (i) 5% of the Initial Period License Payment (as defined below) up to $5,000,000; (ii) 4% of the Initial Period License Payment in excess of $5,000,000 up to $10,000,000; and (iii) 3% of the Initial Period License Payment in excess of $10,000,000. In addition, upon the Company’s receipt of an Initial Period License Payment of more than $2,000,000, 35% of 45,454 shares of their Executive Option Grants would vest, with the balance of the 45,454 shares vesting in 36 monthly installments beginning on the last day of the following month.

●	A cash bonus equal to 3% of any Annual Excess Milestone Payments (as defined below); provided, however that no such bonus would be paid at any time the Company has less than $1,000,000 in available cash. In addition, upon the Company’s receipt of an Annual Excess Milestone Payment, 35% of 6,993 shares of their Executive Option Grants would vest and become exercisable, with the balance of the 6,993 shares vesting in 36 monthly installments beginning on the last day of the following month.

Notwithstanding any of the vesting provisions described above, the total potential number of shares under the Executive Option Grant that could vest would not exceed 48,951 and the Executive Option Grant automatically terminated for any shares for which a vesting date or performance condition had not been met by September 25, 2015. Accordingly, as of September 30, 2015, 27,972 of the maximum 48,951 Executive Option Grants potentially issuable to Andrew and Ira Ritter had been issued to each executive subject to the vesting conditions described above.

For purposes of the Executive Compensation Plan, the term “Initial Period License Payment” meant the aggregate amount in cash received by the Company (not including any amount placed in escrow or subject to earn-outs, contingencies or other deferrals or earmarked to pay or reimburse the Company for research and development activities) in respect of the License Event over a 24 month period beginning on the closing date of such License Event (which period is referred to therein as the “Initial Period”). The term “Annual Excess Milestone Payments” meant the amount in cash in excess of $2,000,000 (not including any amounts placed in escrow or subject to earn-outs, contingencies or other deferrals) that was received by the Company in respect of any Post-Closing Milestones (as defined below) in each 12-month period beginning on the expiration of the Initial Period. The term “Post-Closing Milestones” meant any post-closing payouts set forth in the definitive transaction documentation executed in connection with a License Event; provided, however, that such amounts would not include any amounts that were determined by the board of directors to comprise all or any portion of any upfront payment made in connection with a License Event and any royalty payment based on product sales.

Under the terms of the Executive Compensation Plan, receipt by the Company of more than one bona fide term sheet for a proposed License Event with respect to RP-G28 would result in the payment of an additional 10% of any cash bonus earned as Clinical Trial and Fundraising Bonus or a License Event Bonus.

Offer Letters with Andrew Ritter and Ira Ritter

The compensation terms outlined in the offer letters, which became effective June 29, 2015, superseded and replaced those provided in the Executive Compensation Plan, which is described above, other than certain provisions related to the bonus opportunities. The offer letters provide that Andrew Ritter is entitled to an annual base salary of $310,000 and Ira Ritter is entitled to an annual base salary of $295,000. In accordance with his offer letter, Andrew Ritter also became entitled to receive up to $180,000 payable over a three year period for tuition reimbursement.

Pursuant to their respective offer letters, Andrew Ritter and Ira Ritter each have the opportunity to earn an annual bonus based upon a percentage of their base salary and the achievement of specific performance as determined by the Company. The initial target bonus opportunities are 40% and 35% of the base salary for Andrew Ritter and Ira Ritter, respectively.

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2008 Stock Plan

Our 2008 Stock Plan permitted us to grant non-statutory stock options, incentive stock options and restricted stock to our employees, directors and consultants; however, incentive stock options may only be granted to our employees. The maximum aggregate number of shares of common stock that were issuable under the 2008 Stock Plan was 2,046,158 shares, after giving effect to the 1-for-7.15 reverse stock split. Beginning June 29, 2015, no further awards may be issued under the 2008 Stock Plan.

The 2008 Stock Plan is administered by either our board of directors or a committee of our board of directors, which in either case, we refer to as the Administrator. The Administrator has full authority and discretion to, among other things, determine the terms and conditions of any awards granted under the 2008 Stock Plan, and construe and interpret the terms of the 2008 Stock Plan and any awards granted thereunder.

Stock Options. Each option will be designated in the option agreement as either an incentive stock option or a nonstatutory stock option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value (as defined in the 2008 Stock Plan) of the shares with respect to which an incentive stock option is exercisable for the first time by the optionee during any calendar year (under all plans of the Company and any parent or subsidiary) exceeds $100,000, such options will be treated as nonstatutory stock options. The term of any stock option awarded under the 2008 Stock Plan will not exceed 10 years from the date of grant. In the case of an incentive stock option granted to a person who, at the time the stock option is granted, owns stock representing more than 10% of the voting power of all classes of our stock or any parent or subsidiary, who we refer to as a 10% Holder, the term of the option will be five years from the date of grant or such shorter period as may be provided in the option agreement. The per share exercise price for shares to be issued upon exercise of an option will be such price as is determined by the Administrator, but will be (i) in the case of an incentive stock option, (A) granted to an employee who, at the time of grant of such option, is a 10% Holder, no less than 110% of the Fair Market Value per share on the date of grant; or (B) granted to any other employee, no less than 100% of the Fair Market Value per share on the date of grant; and (ii) in the case of a nonstatutory stock option, no less than 100% of the Fair Market Value per share on the date of grant. The consideration to be paid for the shares to be issued upon exercise of a stock option, including the method of payment, will be determined by the Administrator (and, in the case of an incentive stock option, will be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note, (4) other shares (provided that such shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which such option may be exercised and provided that accepting such shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company), (5) consideration received by us under a cashless exercise program we have implemented in connection with the 2008 Stock Plan, or (6) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws, or (7) any combination of the foregoing methods of payment.

Restricted Stock. Restricted stock may be issued either alone, in addition to, or in tandem with other awards granted under the 2008 Stock Plan and/or cash awards made outside of the 2008 Stock Plan, at a purchase price determined by the Administrator. Any restricted stock granted under the 2008 Stock Plan will be subject to the terms and conditions of a restricted stock purchase agreement, which, unless the Administrator determines otherwise, will grant us a repurchase option according to terms the Administrator determines. The term of each restricted stock award will be no more than 10 years from the date of grant.

Under the 2008 Stock Plan, if an optionee ceases to be an employee, director, consultant, such optionee may exercise his or her option within 30 days of termination, or such longer period of time as specified in the option agreement, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement). Unless the Administrator provides otherwise, if, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2008 Stock Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the Administrator, the option will terminate, and the shares covered by such option will revert to the 2008 Stock Plan. Unless the Administrator provides otherwise, or except as otherwise required by applicable laws, vesting of options granted to employees, officers and directors will be suspended during any unpaid leave of absence. For purposes of incentive stock options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by us is not so guaranteed, then six months following the first day of such leave, any incentive stock option held by the optionee will be treated for tax purposes as a nonstatutory stock option.

If an optionee ceases to be an employee, director, consultant as a result of the optionee’s Disability (as defined in the 2008 Stock Plan), the optionee may exercise his or her option within six months of termination, or such longer period of time as specified in the option agreement, to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement). Unless the Administrator provides otherwise, if, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2008 Stock Plan. If, after termination, the optionee does not exercise his or her option within the time specified, the option will terminate, and the shares covered by such option will revert to the 2008 Stock Plan.

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If an optionee dies while an employee, director, consultant, the option may be exercised within six months following the optionee’s death, or such longer period of time as specified in the option agreement, to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement) by the optionee’s designated beneficiary; provided such beneficiary has been designated prior to optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the optionee, then such option may be exercised by the personal representative of the optionee’s estate or by the person(s) to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution. If, at the time of death, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2008 Stock Plan. If the option is not so exercised within the time specified, the option will terminate, and the shares covered by such option will revert to the 2008 Stock Plan.

If an option or restricted stock purchase right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an exchange program, the unpurchased shares that were subject to such award will become available for future grant or sale under the 2008 Stock Plan (unless the 2008 Stock Plan has terminated). However, shares that have actually been issued under the 2008 Stock Plan, upon exercise of either an option or restricted stock purchase right, will not be returned to the 2008 Stock Plan and will not become available for future distribution under the 2008 Stock Plan, except that if unvested shares of restricted stock are repurchased by us at their original purchase price, such shares will become available for future grant under the 2008 Stock Plan.

Unless determined otherwise by the Administrator, options and restricted stock purchase rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, and may be exercised only by the optionee during such person’s lifetime.

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of our shares or other securities, or other change in our corporate structure affecting the shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2008 Stock Plan, will adjust the number of and class of shares that may be delivered under the 2008 Stock Plan and/or the number, class and price of shares covered by each outstanding option or stock purchase right; provided, however, that the Administrator will make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

The board of directors may at any time amend, alter, suspend or terminate the 2008 Stock Plan, but must obtain stockholder approval of any amendment to the extent necessary and desirable to comply with applicable laws. No amendment, alteration, suspension or termination of the 2008 Stock Plan may impair the rights of any optionee, unless otherwise mutually agreed in writing by the optionee and the Administrator. The 2008 Stock Plan will continue in effect for a term of ten years from the later of  (a) the effective date of the Plan or (b) the earlier of the most recent board or stockholder approval of an increase in the number of shares reserved for issuance under the 2008 Stock Plan.

2009 Stock Plan

Our 2009 Stock Plan permitted us to grant non-statutory stock options, incentive stock options and stock purchase rights to our employees, outside directors and consultants; however, incentive stock options could only be granted to our employees. The maximum aggregate number of shares of common stock that were issuable under the 2009 Stock Plan was 69,930 shares, after giving effect to the 1-for-7.15 reverse stock split. Beginning June 29, 2015, no further awards may be issued under the 2009 Stock Plan.

The 2009 Stock Plan is administered by either our board of directors or a committee of our board of directors, which in either case, we refer to as the Administrator. The Administrator has full authority and discretion to, among other things, determine the terms and conditions of any awards granted under the 2009 Stock Plan, and construe and interpret the terms of the 2009 Stock Plan and any awards granted thereunder.

Stock Options. Each option will be designated in the option agreement as either an incentive stock option or a nonstatutory stock option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value (as defined in the 2009 Stock Plan) of the shares with respect to which an incentive stock option is exercisable for the first time by the optionee during any calendar year (under all plans of the Company and any parent or subsidiary) exceeds $100,000, such options will be treated as nonstatutory stock options. The term of any stock option awarded under the 2009 Stock Plan shall not exceed 10 years from the date of grant. In the case of an incentive stock option granted to a person who, at the time the stock option is granted, owns stock representing more than 10% of the voting power of all classes of our stock or any parent or subsidiary of, who we refer to as a 10% Holder, the term of the option will be five years from the date of grant or such shorter period as may be provided in the option agreement. The per share exercise price for shares to be issued upon exercise of an option will be such price as is determined by the Administrator, but will be (i) in the case of an incentive stock option, (A) granted to an employee who, at the time of grant of such option, is a 10% Holder, no less than 110% of the Fair Market Value per share on the date of grant; or (B) granted to any other employee, no less than 100% of the Fair Market Value per share on the date of grant; and (ii) in the case of a nonstatutory stock option, no less than 100% of the Fair Market Value per share on the date of grant. The consideration to be paid for the shares to be issued upon exercise of a stock option, including the method of payment, will be determined by the Administrator (and, in the case of an incentive stock option, will be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note, (4) other shares (provided shares acquired directly from us (x) have been owned by the optionee for more than six months of the date of surrender and (y) have a Fair Market Value of the date of surrender equal to the aggregate exercise price of the shares as to which such option may be exercised), (5) consideration received by us under a cashless exercise program we have implemented in connection with the 2009 Stock Plan, or (6) any combination of the foregoing methods of payment.

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Stock Purchase Rights. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the 2009 Stock Plan and/or cash awards made outside of the 2009 Stock Plan, and will entitle the recipient to purchase shares of our common stock at a purchase price determined by the Administrator. Any stock purchase rights granted under the 2009 Stock Plan will be subject to the terms and conditions of a restricted stock purchase agreement, which, unless the Administrator determines otherwise, will grant us a repurchase option exercisable within 90 days of the voluntary or involuntary termination of the purchaser’s service with us for any reason (including death or disability) at the original price paid by the purchase, which may be paid by us by cancellation of any indebtedness of the purchaser to us, and which right will lapse at such rate as the Administrator may determine.

Under the 2009 Stock Plan, if an optionee ceases to be an employee, director, consultant (or other permitted recipient under Rule 701 under the Securities Act), such optionee may exercise his or her option within 30 days of termination, or such longer period of time as specified in the option agreement, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement, and in the case of an incentive stock option, in no event later than the earlier of three months after the date of termination and the expiration of the term of the option as set forth in the option agreement). If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2009 Stock Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the Administrator, the option will terminate, and the shares covered by such option will revert to the 2009 Stock Plan. Unless the Administrator provides otherwise, vesting of options granted to employees, officers and directors will be suspended during any unpaid leave of absence. For purposes of incentive stock options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by us is not so guaranteed, then following the 91st day of such leave, any incentive stock option held by the optionee will cease to be treated as an incentive stock option and will instead be treated for tax purposes as a nonstatutory stock option.

If an optionee ceases to be an employee, director, consultant (or other permitted recipient under Rule 701 under the Securities Act), as a result of the optionee’s Disability (as defined in the 2009 Stock Plan), the optionee may exercise his or her option within six months of termination, or such longer period of time as specified in the option agreement, to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement, and in the case of an incentive stock option, in no event later than the earlier of three months after the date of termination and the expiration of the term of the option as set forth in the option agreement). If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2009 Stock Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the Administrator, the option will terminate, and the shares covered by such option will revert to the 2009 Stock Plan.

If an optionee dies while an employee, director, consultant (or other permitted recipient under Rule 701 under the Securities Act), the option may be exercised within six months following the optionee’s death, or such longer period of time as specified in the option agreement, to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement) by the optionee’s designated beneficiary; provided such beneficiary has been designated prior to optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the optionee, then such option may be exercised by the personal representative of the optionee’s estate or by the person(s) to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution. If, at the time of death, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2009 Stock Plan. If the option is not so exercised within the time specified above, the option will terminate, and the shares covered by such option will revert to the 2009 Stock Plan.

If an option or stock purchase right expires or becomes unexercisable without having been exercised in full, the unpurchased shares that were subject to such award will become available for future grant or sale under the 2009 Stock Plan (unless the 2009 Stock Plan has terminated). However, shares that have actually been issued under the 2009 Stock Plan, upon exercise of either an option or stock purchase right, will not be returned to the 2009 Stock Plan and will not become available for future distribution under the 2009 Stock Plan, except that if unvested shares of restricted stock are repurchased by us at their original purchase price, such shares will become available for future grant under the 2009 Stock Plan.

Unless determined otherwise by the Administrator, options and stock purchase rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, and may be exercised only by the optionee during such person’s lifetime.

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In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of our shares or other securities, or other change in our corporate structure affecting the shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2009 Stock Plan, may (in its sole discretion) adjust the number of and class of shares that may be delivered under the 2009 Stock Plan and/or the number, class and price of shares covered by each outstanding option or stock purchase right; provided, however, that the Administrator will make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

The board of directors may at any time amend, alter, suspend or terminate the 2009 Stock Plan, but must obtain stockholder approval of any amendment to the extent necessary and desirable to comply with applicable laws. The 2009 Stock Plan will also be subject to approval by our stockholders prior to the later of  (i) 12 months after the 2009 Stock Plan is adopted or (ii) the date of first grant of an option or stock purchase right to an employee, director or consultant (or other permitted recipient under Rule 701 under the Securities Act) in California. No amendment, alteration, suspension or termination of the 2009 Stock Plan may impair the rights of any optionee, unless otherwise mutually agreed in writing by the optionee and the Administrator.

2015 Equity Incentive Plan

On June 17, 2015, we adopted the 2015 Plan, which was subsequently amended on June 3, 2016 and June 2, 2017.

The purposes of the 2015 Plan are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s objectives and that link the interests of Grantees, to those of the Company’s stockholders; to give award recipients an incentive for excellence in individual performance; to promote teamwork among Grantees; and to give the Company flexibility in attracting and retaining key employees, directors and consultants.

Selected employees, officers and directors of the Company or any subsidiary, and consultants, advisors and independent service providers to the Company and any subsidiary who qualify as a “consultant” under the applicable rules of the SEC for registration of shares on a Form S-8 registration statement, are eligible to receive awards under the 2015 Plan. The plan administrator may also grant awards to individuals in connection with hiring, retention or otherwise before the date the individual first performs services for the Company or any subsidiary; provided, however, that those awards will not become vested or exercisable before the date the individual first performs services for the Company or any subsidiary.

The number of shares of common stock that we may issue pursuant to awards under the 2015 Plan is (i) 1,641,289 plus (ii) any shares which were available for grant under the Prior Plans on the effective date of the 2015 Plan or were subject to awards under the Prior Plans which, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plans. No more than 1,641,289 shares of common stock may be issued pursuant to incentive stock options intended to qualify under Section 422 of the Code. No awards may be granted under any Prior Plan; however, any awards granted under any Prior Plan that were outstanding as of the effective date of the 2015 Plan continue to be subject to the terms and conditions of such Prior Plan. The maximum number of shares of common stock subject to awards of any combination that may be granted under the 2015 Plan during any calendar year to any one individual is limited to 300,000 shares.

These limits will be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution and/or similar transactions. To the extent that (i) an award terminates, expires, lapses or is forfeited for any reason, (ii) any award is settled in cash (in whole or in part) without the delivery of shares to the Grantee, or (iii) any shares subject to an award under any Prior Plan terminate, expire, lapse or are forfeited for any reason or an award under any Prior Plan is settled for cash (in whole or in part), then any shares subject to the award, to the extent of such termination, expiration, lapse, forfeiture or cash settlement, will again be available for the grant of an award pursuant to the 2015 Plan. Any shares tendered or withheld to satisfy the grant or exercise prior or tax withholding obligation pursuant to any award will again be available for the grant of an award pursuant to the 2015 Plan.

The 2015 Plan may be administered by a committee or subcommittee of the board of directors as the board of directors may appoint from time to time, or by our full board of directors if no committee is designated or for other specific purposes. At present, the 2015 Plan is administered by our Compensation Committee. The plan administrator has the full authority and discretion to administer the 2015 Plan and to take any action that is necessary or advisable in connection with the administration of the 2015 Plan, including without limitation the authority and discretion to interpret and administer the 2015 Plan and any award agreement relating to the 2015 Plan or any award made thereunder, the authority to designate Grantees to receive awards under the 2015 Plan and to determine the type or types of awards to be granted to such Grantees, the authority to determine the terms and conditions of awards granted under the 2015 Plan, and the authority to determine whether, to what extent, and pursuant to what circumstances and award may be settled in, or the exercise price of an award may be paid in, cash, shares, other awards, or other property, or an award may be canceled, forfeited or surrendered. The plan administrator’s determinations will be final and conclusive. The plan administrator may delegate certain of its authority to others as specified in the 2015 Plan.

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The 2015 Plan provides for grants of stock options (including incentive stock options qualifying under Section 422 of the Code and nonstatutory stock options), restricted stock awards, stock appreciation rights, restricted stock units, performance awards, other stock-based awards or any combination of the foregoing.

Stock options. The 2015 Plan allows the plan administrator to grant incentive stock options, as that term is defined in Section 422 of the Code, or nonqualified stock options. No incentive stock option award may be granted to any person who is not an employee of the Company or any subsidiary. Options must have an exercise price at least equal to the fair market value of the underlying shares on the date of grant. In addition, in the case of incentive stock options granted to a greater than 10% stockholder of the Company, such exercise price may not be less than 110% of the fair market value of the underlying shares on the date of grant. The option holder may pay the exercise price in cash or by check, by tendering shares of common stock (including shares issuable in settlement of the award), payment through a broker or by any other means that the plan administrator approves. Options granted under the 2015 Plan will have a term of no more than 10 years, or five years in the case of incentive stock options granted to a greater than 10% stockholder of the Company; however, the options will expire earlier if the option holder’s service relationship with us terminates or as otherwise provided in an award agreement.

Restricted stock awards. The 2015 Plan allows the plan administrator to grant restricted stock awards, which issue to the holder a certain number of shares of common stock that are subject to restrictions or conditions as the plan administrator deems appropriate, such as time-based or performance-based criteria, and which become vested upon the lapse or satisfaction of such conditions. The plan administrator may apply limitations to any restricted stock award and establish the purchase price (or provide for no purchase price), provided that if a purchase price is established, it may not be less than par value of the shares to be purchased.

Stock appreciation rights. The 2015 Plan allows the plan administrator to grant awards of stock appreciation rights, which entitle the holder to receive a payment in cash, in shares of common stock, or in a combination of both, having an aggregate value equal to the spread on the date of exercise between the fair market value of the underlying shares on that date and the base price of the shares specified in the grant agreement, multiplied by the number of shares specified in the award being exercised and as otherwise provided in an award agreement. Stock appreciation rights may not have a base price of less than 100% of the fair market value of the underlying shares on the date of grant.

Restricted stock units. The 2015 Plan allows the plan administrator to grant awards of restricted stock units, which entitle the holder to a number of shares of common stock, a cash payment or some combination thereof, upon satisfaction of vesting and other criteria for issuance or upon such later date as specified in the award agreement, as established by the plan administrator in the award agreement.

Other stock-based awards. The 2015 Plan allows the plan administrator to grant other stock-based stock awards to eligible participants, including dividend equivalent rights, stock payments and/or deferred stock. A dividend equivalent may be granted alone or in conjunction with another type of award, and generally provides for payment, in cash, common stock or some combination thereof, of an amount equal to the dividends that would have been payable with respect to a specified number of underlying shares. A stock payment is an award to a Grantee, only upon satisfaction of performance-based criteria or other criteria specified by the plan administrator, of a specified number of shares of common stock, or an option to purchase common stock, which may be (but is not required to be) in lieu of base salary, bonus, fees or other cash consideration to the Grantee. A deferred stock award is a grant to a Grantee, only upon satisfaction of performance-based criteria or other criteria specified by the plan administrator, of a specified number of shares of common stock.

Performance awards. The 2015 Plan allows the plan administrator to grant performance awards which become payable in common stock, in cash or in a combination of common stock and cash, on account of attainment of one or more performance goals established by the plan administrator on one or more specified dates or over a specified period or periods. The plan administrator may establish performance goals relating to any of the following: (i) gross or net earnings (either before or after one or more of the following: interest, taxes, depreciation and amortization); (ii) gross or net sales or revenue; (iii) gross or net income or adjusted income (either before or after taxes); (iv) operating earnings or profit; (v) cash flow (including, but not limited to, operating cash flow and free cash flow); (vi) return on assets; (vii) return on capital; (viii) return on stockholders’ equity; (ix) return on sales; (x) gross or net profit or operating margin; (xi) costs; (xii) funds from operations; (xiii) expenses; (xiv) working capital; (xv) earnings per share or adjusted earnings per share; (xvi) price per share of common stock; (xvii) regulatory body approval for commercialization of a product; (xviii) implementation or completion of critical projects; (xix) market share; or (xx) total stockholder return; any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

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The plan administrator may, in its sole discretion, provide that one or more objectively determinable adjustments will be made to one or more of the performance goals described above, such as adjustments to account for changes in the Company’s or segment’s business (e.g., restructuring, acquisition or disposal or discontinuance of a business segment), accounting or financial reporting (e.g., change in accounting principles, significant income or expense or amortization of assets) or for other unusual or non-recurring events, all as further detailed in the 2015 Plan. For all awards intended to qualify as performance-based compensation, such determinations shall be made within the time periods prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

Amendment and termination. No award will be granted under the 2015 Plan after the tenth anniversary of the effective date of the 2015 Plan. Subject to applicable laws and exchange limitations, our board of directors or the plan administrator may terminate, amend or modify the 2015 Plan, or any portion thereof, at any time. Stockholder approval will be required to (i) increase the limits imposed on the maximum number of shares which may be issued under the 2015 Plan or as incentive stock options (other than an appropriate adjustment due to stock dividend, stock split, combination or exchange of shares, merger, consolidation or similar circumstance), (ii) reduce the price per share of any outstanding option or stock appreciation right or cancel any such award in exchange for cash when the exercise price per share exceeds the fair market value of the underlying shares, or (iii) materially change the class of persons who are eligible to participate in the 2015 Plan; provided, however, that no amendment, suspension or termination of the 2015 Plan may, without the consent of the Grantee, materially impair any rights or obligations under any award granted or awarded thereunder, unless the award itself otherwise expressly so provides.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of December 31, 2016.

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael D. Step	26,163		—		1.14	8/16/2022
	646,537	(1)	—		5.86	12/2/2024
	73,377	(2)	—		5.86	12/2/2024
	163,799	(3)	—		5.86	12/2/2024
	8,542	(4)	73,458	(4)	1.54	7/5/2026

Andrew J. Ritter	19,575	(5)	8,397	(5)	1.27	9/25/2023
	20,979		—		5.86	12/2/2024
	243,245	(6)	189,190	(6)	(6)	12/2/2024
	8,542	(7)	73,458	(7)	1.54	7/5/2026
	—		140,044	(8)	2.60	10/25/2026

Ira E. Ritter	19,575	(9)	8,397	(9)	1.27	9/25/2023
	20,979		—		5.86	12/2/2024
	243,245	(10)	189,190	(10)	(10)	12/2/2024
	8,542	(11)	73,458	(11)	1.54	7/5/2026
	—		140,044	(12)	2.60	10/25/2026

(1)	This option was granted to Mr. Step on December 2, 2014 and was immediately exercisable in full as of the date of grant. Of the shares subject to this option, 592,659 shares are subject to a right of repurchase in favor of us at a price of $5.86 per share, which right expires ratably over 44 months commencing January 1, 2015 and in full upon a change of control or upon Mr. Step’s employment termination by us without Cause, subject to his continued employment with us (as described in the stock option award agreement).

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(2)	This option was granted to Mr. Step on December 2, 2014 and was immediately exercisable in full as of the date of grant. Of the shares subject to this option, 67,262 shares are subject to a right of repurchase in favor of us at a price of $5.86 per share, which rights expires ratably over 44 months commencing January 1, 2015 and in full upon a change of control or upon Mr. Step’s employment termination by us without Cause, subject to his continued employment with us (as described in the stock option award agreement).

(3)	This option was granted to Mr. Step on December 2, 2014. The total number of shares issued under this option equaled the number of shares of common stock, together with the 646,537 shares subject to the option granted to Mr. Step on December 2, 2014, representing in the aggregate 7.5% of the shares of common stock deemed to be outstanding on a fully-diluted basis as of the date that we raised in the aggregate a minimum of $15,000,000 in one or more private and/or public offerings (a “Qualified Financing”), after giving effect to (i) the issuance of the shares issued in the Qualified Financing, (ii) the issuance of this option and (iii) any adjustments. 75% of the shares subject to the third option are subject to a right of repurchase upon termination of Mr. Step’s employment for any reason, which right expires ratably over 36 months commencing with July 1, 2015 and in full upon a change of control or upon Mr. Step’s employment termination by us without Cause, subject to his continued employment with us (as described in the stock option award agreement).

(4)	This option was granted to Mr. Step on July 5, 2016 for an aggregate of 82,000 shares. The option vests in 48 equal monthly installments, the first of which vested on July 20, 2016 with the balance vesting on the 20th day of each calendar month thereafter until vested in full.

(5)	This option was granted to Andrew Ritter on September 25, 2013 for an aggregate of up to 48,951 shares, subject to the achievement of certain milestones. The option included 2,360 shares that vested and became exercisable as of the date of grant (with a balance of 1,137 shares vesting ratably on a monthly basis from September 30, 2013 over 36 months) attributable to the FDA Meeting Bonus milestone. An additional 3,671 shares vested and became exercisable as of June 29, 2015 (with a balance of 6,818 shares vesting ratably on a monthly basis from July 31, 2015 over 36 months) attributable to the Clinical Trial Funding Commitment Bonus Opportunity milestone. An additional 4,895 shares vested and became exercisable as of June 29, 2015 (with a balance of 9,091 shares vesting ratably on a monthly basis beginning July 31, 2015 over 36 months) attributable to the Fundraising Bonus Opportunities milestone. The option for the remaining balance of the 20,979 shares expired unvested as of September 30, 2015.

(6)	This option was granted to Andrew Ritter on December 2, 2014 and vests as follows: 25% of the shares vest on September 1, 2015 and the remaining 75% of the shares will vest in 36 equal monthly installments beginning on the last day of the first full month thereafter, subject to his continued employment with us. The exercise price for this option is as follows: (i) $5.86 for the first 152,347 shares; (ii) $9.30 for the next 140,044 shares; and (iii) $13.23 for the remaining 140,043 shares

(7)	This option was granted to Andrew Ritter on July 5, 2016 for an aggregate of 82,000 shares. The option vests in 48 equal monthly installments, the first of which vested on July 20, 2016 with the balance vesting on the 20th day of each calendar month thereafter until vested in full.

(8)	This option was granted to Andrew Ritter on October 25, 2016 for an aggregate of 140,044 shares. The option vests ratably in 48 equal monthly installments following the public disclosure of top-line data results from the Company’s Phase 2b/3 clinical trial (which occurred on March 28, 2017).

(9)	This option was granted to Ira Ritter on September 25, 2013 and is subject to the same vesting schedule as the option granted to Andrew Ritter on this date as reflected in footnote (5) above.

(10)	This option was granted to Ira Ritter on December 2, 2014 and is subject to the same vesting schedule as the option granted to Andrew Ritter on this date as reflected in footnote (6) above.

(11)	This option was granted to Ira Ritter on July 5, 2016 for an aggregate of 82,000 shares. The option vests in 48 equal monthly installments, the first of which vested on July 20, 2016 with the balance vesting on the 20th day of each calendar month thereafter until vested in full.

(12)	This option was granted to Ira Ritter on October 25, 2016 for an aggregate of 140,044 shares. The option vests ratably in 48 equal monthly installments following the public disclosure of top-line data results from the Company’s Phase 2b/3 clinical trial (which occurred on March 28, 2017).

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Payments Due Upon Termination of Employment or a Change in Control

Executive Severance & Change in Control Agreements

We have entered into Executive Severance & Change in Control Agreements (the “Severance Agreements”), with each of our named executive officers. The Severance Agreements provide that if we terminate the executive’s employment without Cause, or the executive terminates his employment for Good Reason, the executive will be entitled to: (i) the Accrued Obligations; (ii) an amount equal to twelve (12) months of base salary, as in effect immediately prior to the termination date; (iii) medical, dental benefits provided by the Company to the executive and his spouse and dependents at least equal to the levels of benefits provided to other similarly situated active employees of the Company and its subsidiaries until the earlier of (a) the twelve (12) month anniversary of the date of termination or (b) the date that the executive becomes covered under a subsequent employer’s medical and dental plans; and (iv) acceleration of vesting of all equity and equity-based awards.

Pursuant to the terms of the Severance Agreements, in the event that within one (1) month prior to or the twelve (12) months following a Change in Control, the Company terminates the executive’s employment without Cause, or the executive terminates his employment for Good Reason, then, in lieu of the payments and benefits otherwise due to the executive in the preceding paragraph, the executive will be entitled to: (i) the Accrued Obligations; (ii) an amount equal to the sum of twelve (12) months of base salary, as in effect on the date of termination or the date of the Change in Control, whichever is greater; (iii) medical, dental benefits provided by the Company to the executive and his spouse and dependents at least equal to the level of benefits provided to other similarly situated active employees of the Company and its subsidiaries until the earlier of (a) the twelve (12) month anniversary of the date of termination or (b) the date that the executive becomes covered under a subsequent employer’s medical and dental plans; and (iv) acceleration of vesting of all equity and equity-based awards.

In the event the executive’s employment is terminated by him without Good Reason, by the Company for Cause or due to the executive’s death or disability, the executive and/or his estate or beneficiaries will be solely entitled to the Accrued Obligations.

The executive’s entitlement to the payments (other than the Accrued Obligations) and benefits described above is expressly contingent upon him providing the Company with a signed release satisfactory to the Company.

For purposes of the Severance Agreements:

“Accrued Obligations” means (i) earned but unpaid base salary through the date of termination; (ii) payment of any annual, long-term, or other incentive award which relates to a completed fiscal year or performance period, as applicable, and is payable (but not yet paid) on or before the date of termination; (iii) a lump-sum payment in respect of accrued but unused vacation days at the executive’s per-business-day base salary rate in effect as of the date of termination; and (iv) any unpaid expense or reimbursements due pursuant to Company expense reimbursement policy.

“Cause” means a finding by the Company that the executive has (i) been convicted of a felony or crime involving moral turpitude; (ii) disclosed trade secrets or confidential information of the Company (or any parent or subsidiary) to persons not entitled to receive such information; (iii) engaged in conduct in connection with the executive’s employment or service to the Company (or any parent or subsidiary), that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company (or any parent or subsidiary), including, without limitation, act(s) of fraud, embezzlement, misappropriation and breach of fiduciary duty; (iv) violated the operating and ethics policies of the Company (or any parent or subsidiary) in any material way, including, but not limited to those relating to sexual harassment and the disclosure or misuse of confidential information; (v) engaged in willful and continued negligence in the performance of the duties assigned to the executive by the Company, after the executive has received notice of and failed to cure such negligence; or (vi) breached any material provision of any agreement between the executive and the Company (or any parent or subsidiary), including, without limitation, any confidentiality agreement.

“Change in Control” means the occurrence of any of the following events:

(i)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended (the “Exchange Act”)) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control will not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder, and a Change of Control will not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

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(ii)	A change in the effective control of the Company which occurs on the date that a majority of members of the board of directors is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the date of the appointment or election; or

(iii)	The consummation of (A) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (B) a sale or other disposition of all or substantially all of the assets of the Company; or (C) a liquidation or dissolution of the Company.

“Good Reason” means, without the executive’s express written consent, the occurrence of any one or more of the following: (i) a substantial and material diminution in the executive’s duties or responsibilities; (ii) a material reduction in the executive’s Base Salary; or (iii) the relocation of the executive’s principal place of employment to a location more than 50 miles from the executive’ principal work location to a location that is more than 50 miles from the prior location. Notwithstanding the foregoing, a relocation of Mr. Step’s principal place of employment to a location closer to Mr. Step’s principal residence in San Diego, California shall not constitute “Good Reason.” A termination of employment by the executive for Good Reason will be effectuated by giving the Company written notice, (“Notice of Termination for Good Reason”), not later than 90 days following the occurrence of the circumstance that constitutes Good Reason, setting forth in reasonable detail the specific conduct of the Company that constitutes Good Reason and the specific provision(s) of this Agreement on which the executive relied. The Company will be entitled, during the 30-day period following receipt of a Notice of Termination for Good Reason, to cure the circumstances that gave rise to Good Reason, provided that the Company shall be entitled to waive its right to cure or reduce the cure period by delivery of written notice to that effect to the executive (such 30-day or shorter period, the “Cure Period”). If, during the Cure Period, such circumstance is remedied, the executive will not be permitted to terminate his employment for Good Reason as a result of such circumstance. If, at the end of the Cure Period, the circumstance that constitutes Good Reason has not been remedied, the executive will terminate employment for Good Reason on the date of expiration of the Cure Period.

2008 Stock Plan

The 2008 Stock Plan provides that in the event of a merger or a Change in Control (as defined below) occurs, each outstanding award will be treated as the administrator determines, including, without limitation, that each award be assumed or an equivalent award be substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event of a Change in Control in which the successor corporation does not assume or substitute for the award, awards outstanding under the 2008 Plan will become fully vested and exercisable, including shares as to which such award would not otherwise be vested or exercisable, and all restrictions on outstanding restricted stock awards will lapse.

For purposes of the 2008 Stock Plan, “Change in Control” means the occurrence of any of the following events:

(i)	A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the board of directors will not be considered a Change in Control;

(ii)	If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the board of directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the date of the appointment or election.

(iii)	A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any person acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions

2009 Stock Plan

The 2009 Stock Plan provides that in the event we merge with or into another corporation, or a Change in Control (as defined below) occurs, each outstanding option and stock purchase right will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for the option or stock purchase right, then the optionee will fully vest in and have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable; provided, however, that such exercise will only be permitted as and to the extent it complies with Code Section 409A or does not cause the option or stock purchase right to cease to be exempt from that statute.

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For purposes of the 2009 Stock Plan, “Change in Control” means the occurrence of any of the following events:

(i)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the total voting power represented by our then outstanding voting securities; or

(ii)	The consummation of the sale or disposition by us of all or substantially all of our assets; or

(iii)	The consummation of a merger or our consolidation with any other corporation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the our voting securities or such surviving entity or its parent outstanding immediately after such merger or consolidation. Notwithstanding the foregoing, only a Change in Control event that also qualifies as a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion” of our assets within the meaning of Treasury Regulation Section 1.409A-3(i)(5) shall be recognized as a Change of Control for purposes of triggering exercise, distribution or settlement rights under any option or stock purchase right granted under the Stock Plan that is subject to Code Section 409A.

2015 Equity Incentive Plan

The 2015 Plan provides that notwithstanding any other provision of the 2015 Plan, in the event of a Change in Control (as defined below), unless otherwise determined by the plan administrator, each outstanding award under the plan will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that, or to the extent that, the successor corporation in a Change in Control refuses to assume or substitute for the award, or if the plan administrator determines that such assumption or substitution is not desirable or is only desirable for a portion of any outstanding award, then the plan administrator may take any or all of the following actions: (i) determine that an outstanding award will accelerate and become exercisable, or determine that the restrictions and conditions on an outstanding award will lapse, in whole or in part, as applicable, upon the Change of Control or upon such other event as the plan administrator determines; (ii) require that a Grantee surrender his or her outstanding award, or any portion of such outstanding award, in exchange for a payment by the Company, in cash or stock, as determined by the plan administrator, in an amount equal to the fair market value of the vested portion of the award (with respect to options or stock appreciation rights, or other similar appreciation value awards, such value shall be determined by the amount by which the then fair market value of the shares subject to the Grantee’s unexercised award exceeds the any applicable exercise price or other grant price or base value or the award); or (iii) after giving the Grantee an opportunity to exercise the vested portion of his or her outstanding award, terminate any or all unexercised portion of the award at such time as the plan administrator deems appropriate. Such surrender or termination will take place as of the date of the Change of Control or such other date as the plan administrator may specify.

For purposes of the 2015 Plan, “Change in Control” means the occurrence of any of the following events:

(i)	A change in our ownership which occurs on the date that any one person, or more than one person acting as a group, or Person, acquires ownership of our stock that, together with the stock held by such Person, constitutes more than 50% of the total voting power of our stock, except that any change in the ownership of our stock as a result of a private financing that is approved by our board of directors will not be considered a Change in Control; or

(ii)	If we have a class of securities registered pursuant to Section 12 of the Exchange Act, a change in our effective control which occurs on the date that a majority of members of our board of directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of our board of directors prior to the date of the appointment or election. For purposes of this paragraph (ii), if any Person is considered to be in effective control of our company, the acquisition of additional control of our company by the same Person will not be considered a Change in Control; or

(iii)	A change in the ownership of a substantial portion of our assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately prior to such acquisition or acquisitions. For purposes of this paragraph (iii), gross fair market value means the value of our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with us.

Compensation of Directors

Non-Employee Director Compensation Program

Our non-employee directors are entitled to receive the following compensation for their services:

●	Annual Cash Retainer — $20,000

●	Chairman of the Board Cash Retainer — $15,000

●	Audit Committee Chair Retainer — $7,500

●	Compensation Committee Chair Retainer — $5,000

●	Nominating and Corporate Governance Committee Chair Retainer — $3,500

●	Initial Equity Grant — 10,000 shares

●	Annual Equity Grant — 7,000 shares

2016 Director Compensation

The following table sets forth the compensation paid or earned for the fiscal year ended December 31, 2016 to our non-employee directors. Compensation paid to Michael D. Step, Andrew Ritter, and Ira Ritter is presented as part of the “Summary Compensation Table (2016 and 2015)” above. Our employee directors do not receive compensation for their service as directors. Dr. Merino is not included in the table below, as he was not appointed to our board of directors until January 17, 2017.

Name of Director	Fees Earned and Paid in Cash ($)	Option Awards(2) ($)	All other compensation ($)	Total ($)
Noah Doyle(1)	—	—	—	—
Matthew W. Foehr	25,000	16,590	—	41,590
Paul V. Maier	27,500	16,590	—	44,090
Gerald T. Proehl	23,500	16,590	—	40,090

(1)	Mr. Doyle has declined to receive any compensation for his service as director.

(2)	Represents the aggregate grant date fair value of the options to purchase 7,000 shares of our common stock granted to each of our non-employee directors on November 29, 2016, determined in accordance with FASB ASC 718. These options vest 25% upon the first anniversary of the nonemployee director’s approximate date of joining the board of directors with the remining options vesting monthly in equal installments over 25 months. Of the 7,000 shares granted pursuant to these options, 730 shares were vested as of the grant date and the remaining 6,270 shares vest ratably over the 43 months thereafter. For a discussion of the assumptions and methodologies used to value the options awards granted, see Note 8 “Stock Based Compensation” to the financial statements included in our 2016 Annual Report. As of December 31, 2016, each of our non-employee directors (other than Mr. Doyle) held option awards to purchase an aggregate of 17,000 shares of our common stock and no stock awards. Mr. Doyle held no stock awards or option awards as of December 31, 2016.

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PROPOSAL 3

GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to Named Proxies to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal No 1. The Named Proxies will have the discretion to decide whether or not to use the authority granted to them pursuant to Proposal No. 3 to adjourn the Special Meeting.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by the shares of its capital stock of the Corporation present in person or represented by proxy at the Special Meeting and entitled to vote on this matter.

The Board recommends that you vote “FOR” the proposal to grant management the discretionary authority to adjourn the Special Meeting to solicit additional proxies in favor of Proposal No. 1 if necessary.

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OTHER MATTERS

The board of directors knows of no other matters other than those stated in this proxy statement that are to be presented for action at the Special Meeting. If any other matters should properly come before the Special Meeting, it is intended that proxies will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements.This means that only one copy of this proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the proxy statement to any stockholder who contacts the Company’s Vice President Finance by writing to Ritter Pharmaceuticals, Inc., 1880 Century Park East, #1000, Los Angeles, CA 90067, or by calling (310) 203-1000. If a stockholder is receiving multiple copies of this proxy statement at the stockholder’s household and would like to receive a single copy of the proxy Statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Vice President Finance to request mailing of a single copy of this proxy statement.

THE COMPANY’S WEBSITE

In addition to the information about the Company contained in this proxy statement, extensive information about the Company can be found on its website located at www.ritterpharmaceuticals.com including information about its management team, products and services and its corporate governance practices. The content on the Company’s website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this proxy statement.

THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE

The Company’s principal executive office is located at 1880 Century Park East, #1000, Los Angeles, CA 90067.

ANNUAL REPORT AND OTHER SEC FILINGS

Our 2016 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K are available on our corporate website www.ritterpharmaceuticals.com under the “Investor” tab. These and other SEC filings, including this proxy statement, are also available on the SEC’s website at www.sec.gov. The Company will provide, without charge, to any person upon written request or telephone call a copy of any of our SEC filings. All such requests should be directed to our Vice President Finance, Ritter Pharmaceuticals, Inc., 1880 Century Park East, #1000, Los Angeles, CA 90067, or by calling (310) 203-1000.

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ADDITIONAL QUESTIONS AND INFORMATION REGARDING

THE SPECIAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the Special Meeting?

A:	Other than the three proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Special Meeting. If you grant a proxy, the Named Proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:	Ritter will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet, you will bear the expenses for your Internet access. In addition, we have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 5 Dakota Drive, Suite 300, Lake Success, NY 11042, to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and to contact brokerage houses and other nominees, fiduciaries and custodians to request that such entities forward soliciting materials to beneficial owners of our common stock. For these services, we will pay Broadridge a fee of approximately $18,000. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose nominees for election to the board of directors at next year’s annual meeting of stockholders?

A:	Yes, our bylaws establish an advance notice procedure for stockholders to make nominations for the position of director at an annual meeting. Director nominee proposals for the 2018 annual meeting of stockholders will not be considered timely unless such proposals are received by us no later than March 4, 2018 and no earlier than February 2, 2018 in accordance with our bylaws. Any proposal to nominate a director to our board of directors must set forth the information required by our bylaws.

Q:	May I propose other business proposals for consideration at next year’s annual meeting of stockholders?

A:	Yes, you may submit other business proposals for consideration at next year’s annual meeting of stockholders. In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2018 annual meeting of stockholders, it must be in such form as is required by the rules and regulations promulgated by the SEC and received by us not less than 120 calendar days before April 21, 2018 (or by December 22, 2017).

A business proposal submitted by a stockholder pursuant to our bylaws and outside of the process of Rule 14a-8 for the 2018 annual meeting of stockholders will not be considered timely unless such proposal is received by us no later than March 4, 2018 and no earlier than February 2, 2018 in accordance with our bylaws. Any business proposal must set forth the information required by our bylaws. The proxy to be solicited on behalf of our board of directors for the 2018 annual meeting of stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2018 annual meeting of stockholders.

By Order of the Board of Directors

Andrew J. Ritter
Corporate Secretary
August 11, 2017

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APPENDIX A

RITTER PHARMACEUTICALS, INC.

CERTIFICATE OF AMENDMENT

TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Ritter Pharmaceuticals, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1.	The name of the corporation is Ritter Pharmaceuticals, Inc.

2.	This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State on June 29, 2015 (the “Certificate of Incorporation”).

3.	Article IV, Subsection A of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“(A) The total number of shares of stock that the Corporation shall have authority to issue is Two Hundred Forty Million (240,000,000), consisting of Two Hundred Twenty-Five Million (225,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”), and Fifteen Million (15,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

4.	This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

5.	This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its _____ on this _______ day of _________, 2017.

RITTER PHARMACEUTICALS, INC.

By
Name:
Title:

APPENDIX B

RITTER PHARMACEUTICALS, INC.

THIRD AMENDMENT TO 2015 EQUITY INCENTIVE PLAN

(Effective ____________, 2017)

Ritter Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby adopts this Third Amendment (this “Amendment”) to the 2015 Equity Incentive Plan (as amended, the “2015 Plan”).

WITNESSETH

WHEREAS, the Company’s Board of Directors (the “Board”) has adopted the 2015 Plan and the Company’s stockholders have ratified the 2015 Plan;

WHEREAS, the Plan currently provides that the maximum aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued under the 2015 Plan is 1,641,289 shares, plus (ii) any shares which are subject to awards under the Prior Plans (as defined in the 2015 Plan) which after the Effective Date (as defined in the 2015 Plan) are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plans;

WHEREAS, the 2015 Plan currently provides that no more than 1,641,289 shares may be delivered upon the exercise of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code;

WHEREAS, the Company desires to amend the 2015 Plan to (a) increase the number of shares of company stock that may be issued under the 2015 Plan by 25,858,711 shares to an aggregate of (i) 27,500,000 shares plus (ii) any shares which were available for grant under the Prior Plans on the effective date of the 2015 Plan or were subject to awards under the Prior Plans which, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans; (b) increase the number of shares that may be issued under the 2015 Plan pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code by 25,858,711 shares to an aggregate of 27,500,000 shares; and (c) to increase the maximum number of shares of common stock subject to awards of any combination that may be granted under the 2015 Plan during any calendar year to any one individual from 300,000 shares to 3,000,000 shares; and

WHEREAS, pursuant to Section 13.1 of the 2015 Plan, the Company may amend the 2015 Plan.

NOW, THEREFORE, BE IT RESOLVED, the 2015 Plan is hereby amended as follows:

“3.1 Number of Shares.

(a) Subject to Section 13.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is (i) Twenty Seven Million Five Hundred Thousand (27,500,000), plus (ii) any Shares which are available for grant under the Prior Plans on the Effective Date or are subject to awards under the Prior Plans which after the Effective Date are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plans. No more than Twenty Seven Million Five Hundred Thousand (27,500,000) Shares may be delivered upon the exercise of Incentive Stock Options. After the Effective Date, no awards may be granted under any Prior Plan, however, any awards under any Prior Plan that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of such Prior Plan.”

“3.3 Limitation on Shares Subject to Individual Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 3,000,000 Shares. To the extent required by Section 162(m) of the Code, shares subject to Awards that are canceled shall continue to be counted against the Award Limit.”

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the effective date written above.

RITTER PHARMACEUTICALS, INC.

By:
Name:
Title:

RITTER PHARMACEUTICALS, INC.
1880 CENTURY PARK EAST #1000
LOS ANGELES, CA 90067
ATTN: ELLEN MOCHIZUKI

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000342557_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

RITTER PHARMACEUTICALS, INC.
Special Meeting of Stockholders
August 24, 2017 9:00 AM (PDT)
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Michael D. Step and Ellen Mochizuki, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot or otherwise properly presented at the Special Meeting all of the shares of common stock of RITTER PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM (PDT) on August 24, 2017, at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, CA 90067-6078, and any adjournment or postponement thereof, with all powers that the undersigned stockholder(s) would possess if personally present.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

Continued and to be signed on reverse side

0000342557_2 R1.0.1.15